Exhibit 10.10

                                LETTER AGREEMENT

      This will confirm that (i) all required payments through year three of the Supply and Requirements Agreement, dated July 1, 2001, by and between H.H. Brown Shoe Technologies, Inc. d/b/a Dicon Technologies ("Dicon"), and RSI Enterprises, Inc. (the "Supply Agreement"), have been made to Dicon, and (ii) the Supply Agreement has been extended until June 30, 2006, and remains subject to the conditions set forth therein.

      The parties hereto agree that this represents their full agreement and understanding and that the Supply Agreement is in full force and effect.

Dated: February 15, 2005

                                      H.H. BROWN SHOE TECHNOLOGIES,
                                      INC.
                                      D/B/A DICON TECHNOLOGIES


                                      /s/ WAYNE CELIA
                                      ------------------------------------
                                      Name:Wayne Celia
                                      Title: President

                                      SPONGETECH DELIVERY SYSTEMS,
                                      INC.


                                      /s/ STEVEN MOSKOWITZ
                                      ------------------------------------
                                      Name: Steven Moskowitz
                                      Title: Director